UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Item 1: Report to Shareholders

California Tax-Free Money Fund	August 31, 2011

The views and opinions in this report were current as of August 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Led by long-term and lower-quality issues, tax-free municipal bonds produced strong returns and generally outperformed taxable bonds in the six-month period ended August 31, 2011. Performance was driven by several factors, including a significant year-over-year decline in municipal issuance, tumbling Treasury yields tied to sluggish economic growth, and the Federal Reserve’s intention to keep short-term interest rates very low for two more years. In addition, investor confidence in munis increased as dire predictions about massive municipal defaults in 2011 proved to be overly alarmist. The Federal Reserve’s extraordinarily accommodative monetary policy kept short-term interest rates near 0%, which kept the California Tax-Free Money Fund return roughly flat over the past year, in line with its peer group. The California Tax-Free Bond Fund enjoyed a good gain over the past six months, although the fund’s relatively defensive positioning caused it to lag its benchmark average of similar funds. The fund’s longer-term relative performance remained very favorable.

MARKET ENVIRONMENT

Economic growth thus far in 2011 has been disappointing. After a strong start to the year, job growth faltered in the spring, and the national unemployment rate remains stubbornly around 9%. Also, the housing market continues to languish at depressed levels. With commodity prices somewhat elevated—though generally lower than they were in the spring—and economic prospects in the U.S. and Europe very uncertain, consumers have been somewhat reluctant to increase their spending, and many businesses have restrained their expansion plans.

Despite the end of the Federal Reserve’s second round of quantitative easing since the global financial crisis of 2008 and S&P’s recent downgrade of the U.S. government’s long-term sovereign credit rating, intermediate- and long-term Treasury interest rates fell sharply over the last six months, approaching historic lows amid renewed fears of a double-dip recession. Municipal yields also declined, but to a lesser extent. The Fed acknowledged the fragility of the economy and indicated that it would likely keep the fed funds target rate in the 0.00% to 0.25% range—which has been in place since December 2008—until at least mid-2013. As our reporting period closed, Fed Chairman Ben Bernanke indicated that the central bank would contemplate the possible deployment of additional tools to stimulate the economy.

With long-term municipal yields higher than comparable Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. For example, as of August 31, 2011, the 3.89% yield offered by a 30-year tax-free municipal bond rated AAA was about 108% of the 3.60% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.40% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance thus far in 2011 totaled only about $163 billion, according to The Bond Buyer. This is well below the brisk pace seen in the last few years. Contributing factors include the absence of the Build America Bond program, which led to increased issuance in 2009–2010 but expired last December, and a pervasive sentiment toward fiscal austerity. Demand for municipal securities has been weak for much of the last six months but has been improving due to increased interest from individual investors and some nontraditional investors purchasing munis directly. Cash flows into municipal bond funds have been mostly negative throughout our reporting period, reflecting the weakening economic outlook and some concerns about prevailing low yields.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve the high ratings that they have been given by the major credit rating agencies, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we continue to have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which also have good credit profiles.

Finally, the municipal market continues to show remarkable resilience in the face of a steady drumbeat of negative publicity, negative cash flow, and political challenges to tax exemption. In the last six months, every major municipal bond sector produced strong gains, led by long-term and lower-quality issues—a remarkable recovery from their poor performance at the end of 2010. Revenue bonds narrowly outperformed both local and state general obligations. Among revenue bonds, health care was one of the top-performing sectors, as hospitals are adjusting to new fiscal realities and last year’s health care reform legislation. We remain cautious and very selective on health care due to the likelihood of tighter reimbursement policies and state budget cuts that could affect Medicaid payments to providers. Medicaid and Medicare could also be targets for federal spending cuts. Tobacco bonds did very well due to rumors of a possible legal settlement that may result in a significant lump-sum payment from tobacco companies to the states. We continue to underweight this sector because of declining long-term tobacco consumption trends. Solid waste bonds lagged modestly but still produced good returns in absolute terms.

CALIFORNIA MARKET NEWS

The California economic recovery continues to sputter along. Nonfarm employment reached 14.1 million jobs in July 2011, or 1.4% higher compared with the same period last year. Professional and business services led the gains among the major sectors, followed by education and health services. California’s monthly unemployment rate averaged 12.0% for the first half of 2011, down from the 12.4% annual rate posted in 2010. The median price for a single-family home in July 2011 was $294,000, up 5.4% from January 2011, but 7.6% below the same period a year earlier, according to the California Association of Realtors. The outlook for the state’s economy is for flat or only modest growth for the rest of the year.

Although major challenges remain, the state has made some progress in improving its fiscal situation. The fiscal year 2012 budget, which was passed in June, reduces general fund spending by 6.1% from the previous year, while total resources available to the state drops 3.4%. The budget also provides for a $543 million reserve. For the first two months of fiscal year 2012, total general fund revenues were $11.7 billion, just 0.5% below estimates.

Moody’s rates California’s general obligation bonds A1, while Standard & Poor’s and Fitch both rate the bonds A-. With S&P upgrading its outlook, all three rating agencies now have stable outlooks on the bonds. The state also issues lease- and appropriation-backed debt, which is typically rated one notch below the general obligation pledge. As of August 1, 2011, California had $71.1 billion of general obligation debt, along with $11.3 billion in outstanding Proposition 1A receivables and lease- and appropriation-backed bonds.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
The California Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2011. As the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%, the seven-day simple yield remained very low and ended August at 0.01%.

All money market rates continue to be closely tied to the Federal Reserve’s federal funds target range. With volatile financial markets, the European debt crisis, uncertainty over U.S. debt obligations, and a sputtering economy all serving as a backdrop, investors continue to show a preference for the safety and quality of money funds. The result has been a continuing push to lower money market rates.

A quick survey of the broader money market demonstrates the rate environment in which money funds operate today. Despite concerns over the debt ceiling extension in early August, the Treasury bill market continues to exhibit demand for quality and liquidity: Six-month bills now yield 0.03% while one-year bills now yield 0.09%. The benchmark 90-day LIBOR rate moved as low as 0.25% before recovering somewhat to 0.33% as the six-month period ended.

California municipal money market rates continue to follow the pattern of the broader money markets. Rates across the municipal curve are lower by about 10 basis points compared with six months ago. Overnight rates averaged 0.12% in the most recent six-month period while seven-day rates averaged 0.17%. Ninety-day commercial paper rates averaged 0.22% while one-year note yields averaged 0.29%.

Credit quality remains a primary focus in the portfolio, both in terms of the municipal issuers themselves, as well as the various bank guarantors who provide liquidity support to municipal debt. Like many states, the fiscal issues facing California at both the state and local level make it a challenging investment landscape. As a result, the portfolio continues to focus on federal agency-backed housing debt, some of the stronger local general obligations, and higher-quality issuers in the health care sector. As much of the short-term municipal market requires some form of bank support, we continue to look to only the highest-quality banks for such backing. The ongoing problems facing some bank guarantors, such as Dexia, have caused us to eliminate positions in which that bank serves as liquidity provider.

The Federal Reserve has communicated to the market that it intends to maintain the current fed funds target rate well into 2013. For money fund investors, the prospect for higher income continues to be deferred. Still, investors clearly continue to rely on their fund investments as a source of stability in uncertain markets and a ready source of liquidity. Our focus on meeting these needs remains unchanged throughout this challenging period.

California Tax-Free Bond Fund
The California Tax-Free Bond Fund returned 6.82% for the six-month period ended August 31, 2011. This gain trailed that of our Lipper peer group average, but the fund continued to outperform the large majority of its peers over longer time periods. (Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 42 of 116, 27 of 112, 12 of 97, and 17 of 78 funds in the California municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The municipal bond market has rebounded following fairly lackluster performance early in the year. Two main factors have driven the municipal market’s strong performance in recent months. A limited supply of new municipal bond issues—combined with steady demand from investors reinvesting proceeds from maturing issues or seeking a higher-yielding alternative for cash—pushed yields down and lifted municipal bond prices by the end of the reporting period. Furthermore, a rally in U.S. Treasuries spurred by renewed recession fears and a global flight to quality amid the spreading European debt crisis also benefited municipal bond prices.

During the period, we maintained what is commonly referred to as a “barbell” structure in the portfolio, with an emphasis on both short- and long-term securities. This posture was based on our outlook that intermediate-term securities would be vulnerable to higher rates, which did not come to fruition. This defensive duration and credit posture contributed to a lag in performance relative to the peer group, as the steep yield curve offered the chance for significantly higher yields from longer-term securities. While our overweight in bonds with maturities of greater than 20 years enhanced performance, it was not enough to overcome the underperformance of our holdings in shorter-term bonds—or those maturing in less than three years. Longer bonds with very short calls also underperformed due to their poor convexity, a measure of how bonds respond to changes in interest rates.

The fund’s duration (a measure of its sensitivity to changes in interest rates) declined from 7.3 to 6.0 as many holdings priced to their calls—in other words, investors assumed that issuers would take advantage of low yields and refinance their debt at the earliest opportunity—rather than to maturity. Nevertheless, the fund’s weighted average maturity was relatively unchanged at 15.3 years. With market rates in decline, the fund’s 30-day SEC yield also declined from 4.02% to 3.38%. The fund’s overall quality diversification was relatively unchanged. The fund’s quality structure appears conservatively postured relative to others in its peer group, with over 70% of the fund’s holdings in AA and A rated credits. Our holdings of A rated securities, including hospitals and tax allocation bonds, produced strong returns.

Our trading activity during the period was below average and reflected light new issuance. The state of California, typically a large borrower, kept its word and did not tap in to the market with new issuance in the first half of the calendar year. Other municipal issuers in the state also showed resistance toward issuing additional debt as well. Additions to the fund had maturities of 15 years and greater. The fund’s overall cash balance rose slightly as holdings matured or were called by the issuer. We anticipate that the pace of new issues will pick up as we approach year-end. New issues will not only offer an opportunity for reinvestment but will also test the market’s appetite for historically low yields.

Health care remained the fund’s largest sector position, although our allocation decreased slightly to 15%. Health care issues continue to offer attractive yields relative to comparably rated sectors, and we believe our rigorous credit research allows us to uncover issues that offer value even in an uncertain regulatory environment. Our other portfolio allocations remained broadly unchanged, with transportation and special tax issues rounding out the top three sectors. We remain underweight in both state and local general obligation debt. From a credit perspective, the greater concern is at the broader local level, as cuts in state aid remain highly likely for the foreseeable future.

OUTLOOK

While we are pleased with the improved performance of and sentiment toward municipal bonds, we acknowledge that the credit and economic environment for municipalities is likely to remain challenging. The slow economic recovery, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments from their peaks, and municipal bond defaults, which have historically been rare, could increase moderately. Defaults thus far have been mostly limited to the smallest issuers in the riskiest of sectors, such as land-backed, multifamily housing, or hospitals. Income and sales tax revenues have begun to increase, providing some support for state governments. On the other hand, cutbacks in state support and persisting declines in property tax revenues will keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue—with or without additional federal government assistance.

While it is true that S&P downgraded several thousand municipal issues directly linked to U.S. Treasuries (such as prerefunded bonds) shortly after downgrading the U.S. government’s long-term credit rating, we continue to believe that the municipal bond market is a high-quality market, with good opportunities for the long-term investor. While shorter-term securities have unattractive absolute yields and could be vulnerable if the economy picks up unexpectedly, longer-term and lower-rated investment-grade bonds continue to offer a reasonable yield advantage. We expect demand for munis to continue increasing as fears of major municipal defaults wane and investors seek attractive tax-free income in an environment of low interest rates.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 16, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/11	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years
California Tax-Free Money Fund	0.01%	-0.41%	0.01%	1.27%	1.25%
California Tax-Free Bond Fund	–	–	2.70	4.14	4.41

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

California Tax-Free Money Fund	0.66%
California Tax-Free Bond Fund	0.51

The expense ratios shown are as of the funds' fiscal year ended 2/28/11. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 8/31/11‡	Year Ended 2/28/11‡	2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income	–[(1)(2)(3)]	–[(1)(2)(3)]	–[(1)(2)(4)]	0.01[(1)(5)]	0.03[(1)]	0.03[(1)]
Distributions						
Net investment income	–[(2)]	–[(2)]	–[(2)]	(0.01)	(0.03)	(0.03)
NET ASSET VALUE						
End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Ratios/Supplemental Data

Total return[(6)]	0.01%[(1)(3)]	0.01%[(1)(3)]	0.09%[(1)(4)]	1.35%[(1)(5)]	2.97%[(1)]	2.95%[(1)]
Ratio of total expenses to average net assets	0.23%[(1)(3)(7)]	0.31%[(1)(3)]	0.47%[(1)(4)]	0.57%[(1)(5)]	0.55%[(1)]	0.55%[(1)]
Ratio of net investment income to average net assets	0.01%[(1)(3)(7)]	0.01%[(1)(3)]	0.10%[(1)(4)]	1.35%[(1)(5)]	2.90%[(1)]	2.92%[(1)]
Net assets, end of period (in thousands)	$ 83,351	$ 87,948	$ 98,700	$ 128,510	$ 133,101	$ 119,123

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/13.

(2) Net investment income and distributions round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.32% and 0.24% of average net assets for the periods ended 8/31/11 and 2/28/11, respectively (see Note 5).

(4) Includes the effect of participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds (0.03% of average net assets), and voluntary management fee waivers (0.11% of average net assets).

(5) Includes the effect of participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds (0.02% of average net assets).

(6) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(7) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
OTHER COMMERCIAL PAPER 17.2%		
California HFA, Kaiser Permanente, TECP, 0.39%, 9/6/11	2,500	2,500
California HFA, Stanford Hosp. & Clinics, TECP 0.19%, 10/13/11	1,000	1,000
Golden Gate Bridge Highway & Transportation Dist., TECP 0.16%, 9/20/11	1,500	1,500
Golden Gate Bridge Highway & Transportation Dist., TECP 0.16%, 9/22/11	1,500	1,500
Los Angeles Municipal Improvement, TECP, 0.16%, 9/7/11	2,000	2,000
Los Angeles Municipal Improvement, TECP, 0.23%, 9/7/11	2,000	2,000
Los Angeles Municipal Improvement, TECP, 0.34%, 9/22/11	1,728	1,728
Port of Oakland, TECP, 0.12%, 9/6/11	2,100	2,100
Total Other Commercial Paper (Cost $14,328)		14,328
OTHER MUNICIPAL DEBT 34.5%		
Barclays Capital Municipal Trust Receipts, Los Angeles Airport VRTR, 0.19%, 9/8/11 (1)	1,400	1,400
Berkeley, TRAN, GO, 2.00%, 7/5/12	2,000	2,029
California, 5.00%, 2/1/12	250	255
California Dept. of Water Resources, 5.00%, 12/1/11	1,000	1,011
California EFA, Univ. of Southern California, Series 2960 VRTR, 0.21%, 9/8/11	950	950
California EFA, Univ. of Southern California, Series 2953 VRTR, 0.21%, 9/8/11	655	655
California Infrastructure & Economic Dev. Bank J. Paul Getty Trust, 3.90%, 12/1/11	500	504
East Bay Municipal Utility Dist., VRTR, 0.21%, 9/8/11 (1)	2,490	2,490
JPMorgan Chase, Providence Health & Services VRTR, 0.21%, 9/8/11	2,000	2,000
Los Angeles, TRAN, GO, 2.50%, 2/29/12	1,350	1,365
Los Angeles Community College Dist., GO VRTR, 0.21%, 9/8/11 (1)	1,500	1,500
Los Angeles County, TRAN, GO, 2.50%, 2/29/12	2,500	2,527
Metropolitan Water Dist. of Southern California, 2.00%, 1/1/12	200	201

Orange County Sanitation Dist., COP, 5.00%, 2/1/12	1,000	1,019
Orange County Sanitation Dist., VRTR, 0.21%, 9/8/11 (2)	1,075	1,075
San Francisco City & County, TRAN, GO, 2.85%, 6/15/12	1,600	1,632
San Francisco Unified School Dist., GO, 2.00%, 6/29/12	1,850	1,876
Ventura County, TRAN, GO, 2.25%, 6/29/12	2,000	2,032
Wells Fargo Stage Trust, Stanford Univ., California Ed. Fac. VRTR, 0.19%, 9/8/11 (1)	2,750	2,750
Wells Fargo Stage Trust, Univ. of Southern California VRTR, 0.19%, 9/8/11 (1)	1,500	1,500
Total Other Municipal Debt (Cost $28,771)		28,771

VARIABLE RATE DEMAND NOTES 46.0%

Affordable Housing Agency, RHA Properties, Westridge Hilltop VRDN, 0.20%, 9/8/11	695	695
Bay Area Toll Auth., VRDN, 0.15%, 9/8/11	200	200
California HFA, Catholic Healthcare West, VRDN, 0.14%, 9/8/11	200	200
California HFA, Saint Joseph Health, VRDN, 0.14%, 9/8/11	1,000	1,000
California HFA, Stanford Hosp. & Clinics, VRDN, 0.14%, 9/8/11	2,200	2,200
California Housing Fin. Agency, Multi-Family, Series A VRDN, 0.13%, 9/8/11	1,230	1,230
California Housing Fin. Agency, Multi-Family, Series D VRDN, 0.13%, 9/8/11	3,100	3,100
California Housing Fin. Agency, Multi-Family VRDN, 0.14%, 9/8/11	2,135	2,135
California Housing Fin. Agency, Multi-Family VRDN, 0.15%, 9/8/11 (3)	3,000	3,000
California Housing Fin. Agency, Single Family VRDN, 0.15%, 9/8/11 (3)	2,000	2,000
California Infrastructure & Economic Dev. Bank, J. Paul Getty Trust, VRDN, 0.06%, 9/1/11	1,100	1,100
California Infrastructure & Economic Dev. Bank, Pacific Gas & Electric, VRDN, 0.06%, 9/1/11	640	640

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On August 31, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2011, the fund had $1,000 of unused capital loss carryforwards, all which expire in fiscal 2018.

At August 31, 2011, the cost of investments for federal income tax purposes was $81,394,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $59,000 were waived during the six months ended August 31, 2011. Including these amounts, management fees waived in the amount of $269,000 remain subject to repayment at August 31, 2011.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2011, management fees waived totaled $137,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2011, expenses incurred pursuant to these service agreements were $45,000 for Price Associates and $23,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Trustees (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) and total expense ratio were below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 14, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 14, 2011